UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): April 20, 2007

FULL HOUSE RESORTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32583	13-3391527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4670 S. Fort Apache Road,, Suite 190

Las Vegas, Nevada 89147

(Address of principal executive office)

Registrant’s telephone number, including area code: (702) 221-7800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Employment Agreement

On April 20, 2007, Full House Resorts, Inc. entered into an employment agreement with Andre Hilliou, our Chief Executive Officer. Under the agreement, Mr. Hilliou will continue to serve as our Chief Executive Officer for a term of one year commencing from April 10, 2007 (the “Effective Date”), which term will automatically renew for successive periods of one year unless either party provides notice of termination at least 90 days prior to the end of the then current term. The agreement provides that Mr. Hilliou will receive an annual base salary of $207,500 and will be eligible to an annual incentive bonus equal to up to 100% of base compensation subject to the achievement of annual objectives established by our compensation committee. In connection with his employment, Mr. Hilliou previously received 275,000 shares of our restricted common stock subject to vesting in four equal installments commencing on the date of grant. The agreement further provides that we will maintain a policy of term life insurance on Mr. Hilliou for the benefit of Mr. Hilliou’s designated beneficiaries. The amount of such policy shall be determined by us, but shall not be less that two years of Mr. Hilliou’s base compensation.

In the event of any termination of the agreement by us upon the death of Mr. Hilliou or because of illness or incapacity of Mr. Hilliou that continues for 90 days, in addition to all amounts owed through the date of termination, we shall pay to Mr. Hilliou an amount equal to his prior year’s annual bonus pro rated through the date of termination. In the event the agreement is terminated by us for “cause” (as defined in the agreement) (which requires 30 days written notice to Mr. Hilliou), or upon the termination of the agreement by Mr. Hilliou without “good reason” (as defined in the agreement) with 30 days written notice to us, we shall only be obligated to pay Mr. Hilliou all base salary and benefits accrued through the date of termination. In the event the agreement is terminated by us without “cause” or by Mr. Hilliou for “good reason,” we shall pay to Mr. Hilliou, in addition to amounts owed through the date of termination, (i) an amount equal to six months base salary together with an amount equal to one month of base salary for each year of employment (up to a maximum of 12 months base salary), (ii) an annual bonus for the year of termination equal to the average annual bonus for Mr. Hilliou for the previous two years, pro rated through the date of termination (subject to a minimum of 50%), and (iii) we will continue, at our expense, all of Mr. Hilliou’s health, dental and other insurance benefits until the earlier of the end of the term or the date Mr. Hilliou becomes subsequently employed.

The foregoing description of the agreement is qualified in its entirety by the full text of the agreement, which is attached to this report on Form 8-K as Exhibit 10.1, and is incorporated by reference into this report.

Chief Financial Officer Employment Agreement

On April 20, 2007, we also entered into an employment agreement with Mark Miller, our Chief Financial Officer. Under the agreement, Mr. Miller will continue to serve as our Chief Financial Officer and will also serve as a Senior Vice President for a term of one year commencing from the Effective Date, which term will automatically renew for successive periods of one year unless either party provides notice of termination at least 90 days prior to the end of the then current term. The agreement provides that Mr. Miller will receive an annual base salary of $250,000 and will be eligible to an annual incentive bonus equal to up to 100% of base compensation subject to the achievement of annual objectives established by our compensation committee. In connection with his employment, Mr. Miller has received 110,000 shares of our restricted common stock subject to vesting in three equal annual installments commencing February 19, 2008. The agreement further provides that we will maintain a policy of term life insurance on Mr. Miller for the benefit of Mr. Miller‘s designated beneficiaries. The amount of such policy shall be determined by us, but shall not be less that two years of Mr. Miller‘s base compensation. Mr. Miller’s employment agreement contains termination provisions that are substantially similar to those contained in Mr. Hilliou’s employment agreement discussed above.

The foregoing description of the agreement is qualified in its entirety by the full text of the agreement, which is attached to this report on Form 8-K as Exhibit 10.2, and is incorporated by reference into this report.

Senior Vice President of Operations and Development Employment Agreement

On April 20, 2007, we also entered into an employment agreement with T. Wesley Elam. Under the agreement, Mr. Elam will serve as our Senior Vice President of Operations and Development for a term of one year commencing from the Effective Date, which term will automatically renew for successive periods of one year unless either party provides notice of termination at least 90 days prior to the end of the then current term. The agreement provides that Mr. Elam will receive an annual base salary of $200,000 and will be eligible to an annual incentive bonus equal to up to 100% of base compensation subject to the achievement of annual objectives established by our compensation committee. In connection with his employment, Mr. Elam has received 35,000 shares of our restricted common stock subject to vesting in three equal annual installments commencing on January 6, 2007. The agreement further provides that we will maintain a policy of term life insurance on Mr. Elam for the benefit of Mr. Elam’s designated beneficiaries. The amount of such policy shall be determined by us, but shall not be less that two years of Mr. Elam’s base compensation. Mr. Elam’s employment agreement contains termination provisions that are substantially similar to those contained in Mr. Hilliou’s employment agreement discussed above.

The foregoing description of the agreement is qualified in its entirety by the full text of the agreement, which is attached to this report on Form 8-K as Exhibit 10.3, and is incorporated by reference into this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Employment Agreement between Andre Hilliou and Full House Resorts, Inc.

10.2	Employment Agreement between Mark J. Miller and Full House Resorts, Inc.

10.3	Employment Agreement between T. Wesley Elam and Full House Resorts, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULL HOUSE RESORTS, INC.

Date: April 25, 2007	By:	/s/ Barth F. Aaron
	Name:	Barth F. Aaron
	Title:	Secretary/ General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement between Andre Hilliou and Full House Resorts, Inc.

10.2	Employment Agreement between Mark J. Miller and Full House Resorts, Inc.

10.3	Employment Agreement between T. Wesley Elam and Full House Resorts, Inc.